EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John D. Haffey, Chief Executive Officer of Intrepid Technology & Resources, Inc., (the "Company") , do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•

the Report on Form 10-KSB of the Company for the year ended June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 13, 2008

/s/ John D. Haffey

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John D. Haffey

Chief Executive Officer

and,

I, Robert V. Searcy, Controller, Secretary, & Treasurer of Intrepid Technology & Resources, Inc., (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•

the Report on Form 10-KSB of the Company for the year ended June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 13, 2008

/s/ Robert V. Searcy

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Robert V. Searcy

Controller, Secretary, & Treasurer